UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

PIONEER ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

(855) 884-0575

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2014, Pioneer Energy Services Corp. (“Pioneer”) entered into a First Amendment (the “First Amendment”) to that certain Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), dated as of June 30, 2011, among Pioneer, the lenders party thereto, and Wells Fargo Bank, N.A., as administrative agent, issuing lender and swing line lender, to, among other things, increase the amount of unsecured debt that Pioneer and its subsidiaries may incur from $500 million to $675 million in order to facilitate the Offering (as defined below) and the use of proceeds therefrom to repurchase a portion of Pioneer’s outstanding 9 7⁄8% Senior Notes due 2018 (the “Notes”).

The foregoing description of the First Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the amendment, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 8.01. Other Events

Notes Offering

On March 4, 2014, Pioneer announced that it intends to offer, subject to market and other conditions, up to $250 million in aggregate principal amount of its Senior Notes due 2022 (the “Offering”). A copy of the press release is furnished as Exhibit 99.1 to this report.

Tender Offer

On March 4, 2014, Pioneer also announced that it has commenced a tender offer (the “Tender Offer”) for up to $250 million aggregate principal amount of its outstanding Notes. The principal purposes of the Tender Offer and the Offering are to reduce Pioneer’s overall interest expense by acquiring the Notes and lengthening the maturity profile of Pioneer’s outstanding senior indebtedness. A copy of the press release announcing the Tender Offer is furnished as Exhibit 99.2 to this report.

Item 9.01—Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	First Amendment dated as of March 3, 2014, by and among Pioneer Energy Services Corp. (f/k/a Pioneer Drilling Company), a Texas corporation, the lenders party thereto, and Wells Fargo Bank, N.A., as administrative agent for the lenders.

99.1	Press Release dated March 4, 2014.

99.2	Press Release dated March 4, 2014.

Forward-Looking Statements

Certain statements contained in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Pioneer’s expectations or beliefs concerning future events, and it is possible that the results described in this current report will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Pioneer’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, Pioneer does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for management to predict all such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

Date: March 4, 2014	By:	/s/ Carlos R. Peña
Carlos R. Peña Senior Vice President, General Counsel, Secretary and Compliance Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

4.1	First Amendment dated as of March 3, 2014, by and among Pioneer Energy Services Corp. (f/k/a Pioneer Drilling Company), a Texas corporation, the lenders party thereto, and Wells Fargo Bank, N.A., as administrative agent for the lenders.

99.1	Press Release dated March 4, 2014.

99.2	Press Release dated March 4, 2014.